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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 1999
                                                         -----------------

                             RENAL CARE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                       0-27640                      62-1622383
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 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)

           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
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         (Address, including zip code, of principal executive offices)

                                 (615) 345-5500
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              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets

         On January 29, 1999, Renal Care Group, Inc. (the "Company") acquired by merger (the "Acquisition") all of the capital stock of Dialysis Centers of America, Inc., a Delaware corporation ("DCA"), for approximately 3,226,546 shares, subject to certain adjustments, of the Company's $0.01 par value per share common stock (the "Company Common Stock"). The Acquisition was made pursuant to an Agreement and Plan of Merger dated as of January 12, 1999 by and among the Company, a newly formed merger subsidiary of the Company, DCA and certain of the shareholders and warrantholders of DCA (the "Acquisition Agreement").

         The purchase price and other terms of the Acquisition were determined as a result of arms' length negotiations between unrelated parties. At the closing date, there was no material relationship between the Company and DCA or any of the certain owners party to the Acquisition Agreement, or any of their respective affiliates, officers, directors or associates.

Item 7. Financial Statements and Exhibits.

         (a) It is impractical to provide financial statements for DCA, to the extent required, at the date of the filing of this Form 8-K. The financial statements, if required, will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K is required to be filed, as provided by Item 7(a)(4).

         (b) It is impractical to file the pro forma financial information for DCA, to the extent required, at the date of the filing of this Form 8-K. The pro forma financial information, if required, will be provided as soon as practicable, but not later than 60 days after the date on which this Form 8-K is required to be filed, as provided by Item 7(a)(4).

         (c) Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of January 12, 1999, by and among Renal Care Group, Inc., DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners described therein. In accordance with Item 601(b)(2) of Regulation S-K, the Exhibits and Schedules to such agreement have not been filed as exhibits to this Form 8-K. The Registrant agrees to furnish supplementally a copy of the omitted Exhibits and Schedules upon request.

                  99.1 Press Release, issued February 3, 1999, regarding the acquisition of DCA.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAL CARE GROUP, INC.

                                        /s/ Ronald Hinds
                                        ----------------------------------------
                                        Executive Vice President and
                                        Chief Financial Officer

Date: February 10, 1999


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                             RENAL CARE GROUP, INC.

                                 EXHIBIT INDEX

Number and
Description of Exhibit

2.1 Agreement and Plan of Merger, dated as of January 12, 1999, by and among Renal Care Group, Inc., DCA Merger Corporation, Dialysis Centers of America, Inc. and the Owners described therein. In accordance with
         Item 601(b)(2) of Regulation S-K, the Exhibits and Schedules to such agreement have not been filed as exhibits to this Form 8-K. The Registrant agrees to furnish supplementally a copy of the omitted Exhibits and Schedules upon request.

99.1     Press Release, issued February 3, 1999, regarding the acquisition of
         DCA.